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                                                                   EXHIBIT 10.28

LOAN AGREEMENT
(INDIVIDUAL AGREEMENT)

between

CONCORD WATCH CO SA
NIDANGASSE 36
2501 BIENNE

(hereinafter referred to as "the Borrower")

and

CREDIT SUISSE, BIONNE
REGISTERED BRANCH: CREDIT SUISSE, BERNE

(Lender, hereinafter referred to as "the Bank")


AMOUNT OF LOAN          CREDIT LINE OF US$ 2,000,000 -- (TWO MILLION US DOLLARS)

UTILISATION             --  in the form of current account credit in Swiss
                            francs on the current account no. 0112-326669-51 and/or in freely convertible foreign currencies.
                            Current account credits can be terminated with immediate effect at any time by either party.

                        -- In the form of fixed advances with a maximum term of 12 months. Fixed advances are due for repayment at maturity.

                        --  in the form of guarantees:

                        --  in the form of letters of credit

                        -- for forward transactions in foreign exchange and precious metal


INTEREST RATE           CURRENT ACCOUNT LOAN
                        5 1/2 % p.a. where utilised in CHF
                        The Bank may at any time adjust the interest rates in line with the prevailing money and capital market rates either with immediate effect or as from a future date specified by the Bank (without notification in the case of foreign currency accounts).

                        FIXED ADVANCES
                        The Bank will in each case determine the interest rate in line with money and capital market rates.

CREDIT COMMISSION       1/4 % per quarter of the average amount of credit used
                        where drawn as a current account loan.

POSTAGE AND FEES        Debited for costs incurred by the Bank.


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TERMINATION                   This loan agreement can be terminated mutually at
                              any time with immediate effect. Loans already granted under the agreement will remain unaffected by such a termination. Furthermore, the termination of a loan granted under this loan agreement will not automatically result in the termination of the agreement as a whole.

ACCOUNT STATEMENTS            Current account statements will be issued
                              quarterly.

COLLATERAL                    -US$2'000'000, -- joint and several guarantee
                               commitment of Movado Bianne SA, Nicaugasse 35, 2501 Bienne. The Guarantor has joint and several liability as sole guarantor for all Bank claims against the Borrower up to the specified maximum amount,

                               In accordance with form entitled "guarantee commitment" (to sign through the Guarantor)

                              -US$2'000'000, -- joint and several guarantee
                               commitment of NA Trading AG, Bettlachstrasse 8, 2540 Grenchen. The Guarantor has joint and several liability as sole guarantor for all Bank claims against the Borrower up to the specified maximum amount.

                               In accordance with form entitled "guarantee commitment" (to sign through the Guarantor)

                              -US$2'000'000, -- joint and several guarantee
                               commitment of Movado Watch Company AG,
                               Bettlachstrasse 8, 2540 Grenchen. The Guarantor has joint and several liability as sole guarantor for all Bank claims against the Borrower up to the specified maximum amount.

                               In accordance with form entitled "guarantee commitment" (to sign through the Guarantor)

OTHER CONDITIONS              The three specimens "guarantee commitment" and the
                              "General Conditions" of the Bank form an integral part of this agreement.

                              The borrower confirms that the loan granted under this loan agreement is at least of the same ranking as all other existing or future direct or indirect obligations of a similar nature.

                              For important reasons beyond the influence of the Bank, in particular if the Bank considers that the borrower's financial status and/or earnings situation has deteriorated considerably, or if the borrower's assets have become exposed to a major threat, the Bank shall be entitled at anytime to declare the entire outstanding loan (including interest accrued up to the date of payment) due for repayment.


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                              The Bank shall be entitled at any time to declare
                              the entire outstanding loan (including interest accrued up to the date of payment) due for repayment, in the event of any major change affecting the control (shareholders, shares) of the borrower.

                              Each year within 4 months of the date of the statement, the Borrower undertakes to send the Bank for inspection a copy of the balance sheet and profit and loss account together with the complete auditor's report, which the Bank will treat in the strictest confidence.

                              This loan agreement is drawn up in duplicate. The Borrower and the Bank receive one copy each.

CREDIT SUISSE                                CONCORD WATCH CO SA

    [SIG]                    [SIG]
BERNHARD ASILIG         MATTHEW SCHWING
                                            -----------------------------------
                                            (Borrower's Signature)


BIENNE, 19th May 1999                       -----------------------------------
CKMM 10F                                    (Place and date)


                                             MOVADO BIENNE SA


                                            -----------------------------------
                                            (Guarantor's Signature)


                                            -----------------------------------
                                            (Place and date)



                                            NA TRADING AG

                                            -----------------------------------
                                            (Guarantor's Signature)


                                            -----------------------------------
                                            (Place and date)



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                                           MOVADO WATCH COMPANY AG



                                          --------------------------------------
                                          (Guarantor's signature)




                                          --------------------------------------
                                          (Place and date)

S forms "guarantee commitment"
 (still to be agreed by the
 Guarantor)
"General Conditions"


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